SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.)

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☐	Soliciting Material Pursuant to Section.240-14a-12

FRANKLIN UNIVERSAL TRUST

(Name of Registrant as Specified in its Charter)

FRANKLIN UNIVERSAL TRUST

(Name of Person(s) Filing Proxy Statement)

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previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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[GRAPHIC OMITTED]

FRANKLIN UNIVERSAL TRUST

IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about the Annual Shareholders’ Meeting (the “Meeting”) of Franklin Universal Trust (the “Fund”) scheduled for Friday, March 26, 2010, at 2:00 p.m., Pacific Time. These materials discuss the proposal to be voted on at the Meeting.

These materials also contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card, we’ll vote it as you indicated. If you simply sign, date and return the enclosed proxy card, but do not specify a vote on the proposal, your proxy will be voted FOR the election of the nominees to the position of Trustee.

Regardless of the number of shares you own, your vote is very important. We urge you to vote FORyour Board’s nominees by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. Returning your proxy card does not preclude you from attending the Meeting or later changing your vote prior to its being cast. Only your latest dated proxy card will count.

If you have any questions, please call Fund Information at (800) DIAL BEN®/(800) 342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

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FRANKLIN UNIVERSAL TRUST

NOTICE OF 2010 ANNUAL SHAREHOLDERS’ MEETING

The Annual Shareholders’ Meeting (the “Meeting”) of Franklin Universal Trust (the “Fund”) will be held at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403, on Friday, March 26, 2010, at 2:00 p.m., Pacific Time.

During the Meeting, shareholders of the Fund will vote on the following:

• The election of a Board of Trustees of the Fund; and

• such other matters as may properly come before the Meeting.

The Board of Trustees has fixed January 22, 2010 as the record date for the determination of shareholders entitled to vote at the Meeting.

Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote FOR your Board’s nominees by promptly completing, signing, dating and returning the enclosed proxy card.

By Order of the Board of Trustees,

Karen L. Skidmore
Vice President & Secretary

San Mateo, California

Dated: February 23, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS’ MEETING TO BE HELD ON MARCH 26, 2010. The Fund’s Notice of 2010 Annual Shareholders’ Meeting and Proxy Statement are available on the Internet at www.proxyonline.com/FranklinTempleton.

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FRANKLIN UNIVERSAL TRUST

PROXY STATEMENT

INFORMATION ABOUT VOTING

Who is asking for my vote?

In this proxy statement for the Annual Shareholders’ Meeting (the “Meeting”) of Franklin Universal Trust (the “Fund”), the Fund’s Board of Trustees (the “Board” or the “Trustees”) are unanimously asking you to vote FOR the election of your Board’s nine nominees to the position of Trustee (the “Proposal”) by promptly completing, signing, dating and returning the enclosed proxy card.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. The Fund’s management needs you to return the proxy card so that they can count your shares as present at the Meeting.

Who is eligible to vote?

Shareholders of record at the close of business on January 22, 2010, are entitled to be present and to vote at the Meeting or any adjournment of the Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about February 23, 2010.

How will my proxy card be voted?

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but don’t specify a vote on the Proposal, your shares will be voted FOR the election of the Fund’s nine nominees for Trustee.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a bank or brokerage account?

If your shares are held by your bank or broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your bank or broker and present it to the Inspector of Election at the Meeting.

PROPOSAL 1: ELECTION OF TRUSTEES

Who are the Fund’s Nominees?

The Fund’s nominees and the current Trustees of the Fund are Harris J. Ashton, Sam Ginn, Edith E. Holiday, Charles B. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Frank A. Olson, Larry D. Thompson and John B. Wilson. As described more fully below, these nominees have significant experience managing investment vehicles. Many of the Fund’s nominees have been Trustees since the Fund was launched in 1988, and are also on the Boards of other open-end and closed-end Franklin Templeton funds. They have had experience as senior officers and directors of major business corporations, and some have also held senior positions in state and federal government.

How are Fund nominees selected?

The Board has a Nominating Committee consisting of Harris J. Ashton, Sam Ginn, Edith E. Holiday, J. Michael Luttig, Frank A. Olson, Larry D. Thompson and John B. Wilson, none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Fund are referred to as “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as “Interested Trustees.”

The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities.When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee will, however, review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was attached to the proxy statement for the Fund’s 2008 Annual Shareholders’ Meeting.

What is the Background of the Fund nominees?

Harris J. Ashton, Sam Ginn, Edith E. Holiday, Charles B. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Frank A. Olson, Larry D. Thompson and John B. Wilson have been nominated to be Trustees of the Fund, to hold office until the next Annual Shareholders’ Meeting, and until their successors are duly elected and qualified to serve. Among the nominees, Charles B. Johnson and Rupert H. Johnson, Jr. are deemed to be “interested persons” of the Fund for purposes of the 1940 Act. All of the nominees are currently members of the Board. In addition, all of the nominees are directors and/or trustees of other investment companies within the Franklin Templeton Investments fund complex.

Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 16.89% and 16.20%, respectively, of its outstanding shares as of December 31, 2009. The shares deemed to be beneficially owned by Charles B. Johnson include certain shares held by private charitable foundations, of which he disclaims beneficial ownership.  The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. (“NYSE”) listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Trustee and Senior Vice President of the Fund, are brothers.

Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

Listed below, for each nominee, is his or her name, year of birth and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton Investments fund complex that he or she oversees, and other directorships held.

Nominees for Independent Trustee

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	133	Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	110	ICO Global Communications (Holdings) Limited (satellite company).

Principal Occupation During Past 5 Years:

Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2004	133

Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2009	110	Boeing Capital Corporation (aircraft financing).

Principal Occupation During Past 5 Years:

Executive Vice President, General Counsel and member of Executive Counsel, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	133	Hess Corporation (exploration and refining of oil and gas.

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	141	None

Principal Occupation During Past 5 Years:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	110	None

Principal Occupation During Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Nominees for Interested Trustee

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**Charles B. Johnson (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1988 and Chairman of the Board since 1993	133	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Senior Vice President	Since 1988	52	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member’s fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities of the Fund and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the Trustees as of December 31, 2009.

Independent Trustees:

Name of Nominee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Board Member in the Franklin Templeton Investments Fund Complex
Harris J. Ashton	$1-$10,000	Over $100,000
Sam Ginn	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	None
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
John B. Wilson	None	Over $100,000

Interested Trustees:
Name of Nominee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Board Member in the Franklin Templeton Investments Fund Complex
Charles B. Johnson	$1-$10,000	Over $100,000
Rupert H. Johnson, Jr.	$1-$10,000	Over $100,000

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Fund’s business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least eighttimes during the current fiscal year to review the operations of the Fund and the Fund’s investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund’s investment manager (the “Investment Manager”), and various other service providers. The Fund’s Independent Trustees constitute the sole Independent Trustees of 27 funds in the Franklin Templeton Investments fund complex, for which each Independent Trustee currently is paid a $232,000 annual retainer, together with a $7,000 per meeting fee for attendance at board meetings, a portion of which is allocated to the Fund. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Fund’s lead independent trustee is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Fund. Trustees who serve on the Audit Committee of the Fund and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Fund. John B. Wilson, who serves as chairman of the Audit Committee of the Fund and such other funds, receives an additional fee of $40,000 per year, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting. Independent Trustees are also reimbursed for expenses incurred in connection with attending Board meetings.

During the fiscal year ended August 31, 2009, there were eight meetings of the Board, four meetings of the Nominating Committee, and five meetings of the Audit Committee. Each of the Trustees attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

The Fund does not currently have a formal policy regarding Trustees’ attendance at the Annual Shareholders’ Meeting. One Trustee, Edward B. Jamieson, attended the Fund’s last annual meeting held on March 14, 2009.

Certain Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

The following table indicates the aggregate compensation paid to the nominees for Independent Trustee by the Fund individually and by all of the funds in the Franklin Templeton Investments fund complex. These Trustee nominees also serve as directors or trustees of other Franklin Templeton funds, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments fund complex enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

Name of Trustee	Aggregate Compensation from the Trust*	Total Compensation from Franklin Templeton Investments Fund Complex**	Number of Boards within Franklin Templeton Investments Fund Complex on which Trustee Serves***
Harris J. Ashton	$1,390	$470,745	41

Sam Ginn	1,390	292,057	27
Edith E. Holiday	1,390	508,000	41

J. Michael Luttig	N/A	47,417	41
Frank A. Olson	1,390	484,000	41
Larry D. Thompson .	1,390	583,598	43
John B. Wilson	3,442	379,090	27

* Compensation received for the fiscal year ended August 31, 2009.

** Compensation received for the calendar year ended December 31, 2009.

*** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 45 U.S. registered investment companies, with approximately 147 U.S. based funds or series.

****Mr. Luttig was appointed as a Trustee effective December 1, 2009.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, are his or her name, year of birth, address, a brief description of his or her professional experience for the past 5 years, and his or her position and length of service with the Fund:

Name, Year of Birth and Address	Position	Length of Time Served
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer	Since 2004

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since August 2009

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	President since 1993 and Chief Executive Officer – Investment Management since 2002

Principal Occupation During Past 5 Years:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.

**Charles B. Johnson (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1988 and Chairman of the Board since 1993
Please refer to the table “Nominees for Interested Trustee” for additional information about Mr. Charles B. Johnson.
**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Senior Vice President	Since 1988
Please refer to the table “Nominees for Interested Trustee” for additional information about Mr. Rupert H. Johnson, Jr.
Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since August 2009

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403. The Investment Manager is a wholly-owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with the Investment Manager, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is an indirect, wholly-owned subsidiary of Resources.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is PNC Global Investment Servicing, 4400 Computer Drive, Westborough, MA 01581.

The Custodian. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund’s securities and other assets.

Reports to Shareholders and Financial Statements. The Fund’s last audited financial statements and annual report for the fiscal year ended August 31, 2009, are available free of charge. To obtain a copy, please call (800)DIAL BEN®/(800)342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

Principal Shareholders. As of January 22, 2010, the Fund had 25,131,894 shares outstanding and total net assets of $163,142,212. The Fund’s shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund’s management, as of January 22, 2010, there were no other entities holding beneficially or of record more than 5% of the Fund’s outstanding shares.

In addition, to the knowledge of the Fund’s management, as of January 22, 2010, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance. U.S. securities law requires that the Fund’s Trustees, officers and shareholders owning more than 10% of outstanding shares, as well as affiliated persons of its Investment Manager, report their ownership of the Fund’s shares and any changes in that ownership. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during the fiscal year ended August 31, 2009. The Fund believes that all Section 16(a) filing requirements applicable to its Trustees, officers and 10% shareholders were complied with during the fiscal year ended August 31, 2009.

Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403. The correspondence will then be given to the Board for their review and consideration.

       AUDIT COMMITTEE

The Board has a standing Audit Committee currently consisting of Messrs. Wilson (Chairman), Luttig and Olson, all of whom are Independent Trustees and also are considered to be “independent” as that term is defined by the NYSE’s listing standards. The Fund’s Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (auditors), including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal accounting.

Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $31,450 for the fiscal year ended August 31, 2009, and $32,714 for the fiscal year ended August 31, 2008.

Audit-Related Fees. There were no aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under “Audit Fees” above for the fiscal years ended August 31, 2009 and August 31, 2008.

There were no aggregate fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of financial statements for the fiscal years ended August 31, 2009 and August 31, 2008.

Tax Fees. There were no aggregate fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended August 31, 2009 and August 31, 2008.

The fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended August 31, 2009, and $0 for the fiscal year ended August 31, 2008.

All Other Fees. The aggregate fees paid to PwC for products and services rendered by PwC to the Fund not reported in previous paragraphs were $0 for the fiscal year ended August 31, 2009, and $141 for the fiscal year ended August 31, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund not reported in previous paragraphs were $0 for the fiscal year ended August 31, 2009, and $283,936 for the fiscal year ended August 31, 2008. The services for which these fees were paid included review of materials provided to the Fund’s Board in connection with the investment management contract renewal process.

Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services to the Fund, and to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, were $6,000 for the fiscal year ended August 31, 2009, and $284,077 for the fiscal year ended August 31, 2008.

The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund is compatible with maintaining PwC's independence.

Audit Committee Report. The Board has adopted and approved a revised formal written charter for the Audit Committee, which sets forth the Audit Committee’s responsibilities. A copy of the charter was attached as “Appendix A” to the proxy statement for the Fund’s 2009 Annual Shareholders’ Meeting.

As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s auditors, to discuss the financial statements.

The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors’ report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the following: the auditors’ responsibilities in accordance with generally accepted auditing standards; the auditors’ responsibilities for information prepared by the Fund’s management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; the Fund’s management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with the Fund’s management; whether there was any consultation with other accountants; whether there were any major issues discussed with the Fund’s management prior to the auditors’ retention; whether the auditors encountered any difficulties in dealing with the Fund’s management in performing the audit; and the auditors’ judgments about the quality of the Fund’s accounting principles.

Based on its review and discussions with the Fund’s management and the Fund’s auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.

Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2009, for filing with the SEC.

THE AUDIT COMMITTEE
John B. Wilson (Chairman)
J. Michael Luttig*
Frank A. Olson**

*Mr. Luttig was appointed to the Audit Committee December 1, 2009.
**Mr. Olson was appointed to the Audit Committee September 18, 2009.

 FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies.  Your vote is being solicited by the Board. The cost of soliciting these proxies, including the fees of any proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute their proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, telecopy, electronic or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager, involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that NYSE rules permit the broker-dealers to vote on the Proposal to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions. Accordingly, the Fund does not anticipate receiving any “broker non-votes” (i.e., proxy cards returned by broker-dealers without voting instructions for shares held of record).

Quorum. Forty percent of the shares entitled to vote — present in person or represented by proxy — constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Provided that a quorum is present, the election of Trustees requires a plurality of shares voted, meaning that the nine nominees receiving the greatest number of votes shall be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

Adjournment. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned by a majority vote of the shares represented at the Meeting, either in person or by proxy, properly cast upon the question of adjournment. If the Meeting is adjourned, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than 60 days from the date set for the original Meeting, in which case the Board of Trustees shall set a new date. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting.

Whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting, and on any other proposals properly raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals. The Fund anticipates mailing this proxy statement on or about February 23, 2010. The Fund anticipates that its next Annual Shareholders’ Meeting will be held on or about Friday, March 25, 2011. Shareholder proposals to be presented at the next annual meeting must be received at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, no later than October 25, 2010, in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2011 Annual Shareholders’ Meeting without including the proposal in the Fund’s proxy statement must notify the Fund at the Fund’s offices of such proposal by January 11, 2011. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2011 Annual Shareholders’ Meeting may exercise discretionary voting power with respect to any such proposal.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the designated proxy holders will vote on such matters in accordance with the views of the Fund’s management.

By order of the Board of Trustees,

Karen L. Skidmore
Vice President &Secretary

Dated: February 23, 2010

San Mateo, California

PROXY - FRANKLIN UNIVERSAL TRUST

ANNUAL SHAREHOLDERS’ MEETING – MARCH 26, 2010

PROXY SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND

The undersigned hereby revokes all previous proxies for his or her shares of Franklin Universal Trust (the “Fund”) and appoints Craig S. Tyle, David P. Goss and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Annual Shareholders’ Meeting (the “Meeting”) to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403-1906 at 2:00 p.m., Pacific time, on March 26, 2010, including any postponements or adjournments thereof, upon the matter set forth on the reverse side, and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

The Board of Trustees of the Fund solicits this proxy. It will be voted as specified on the reverse. If no specification is made, this proxy shall be voted FOR the election of nominees for Trustee for the terms specified in the proxy statement. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. Management is not aware of any such matters.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly whether or not you plan to attend the meeting in person. This will save the expense of follow-up letters to shareholders who have not responded.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

SEE REVERSE SIDE

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

Annual Meeting Proxy Card

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED,

WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES                              Please mark your votes as ■
                                                       indicated in this example.

A. Election of Trustees

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

1. Proposal: Election of Nine Nominees for Trustee

                                                                                                                         FOR all nominees listed                                               WITHHOLD

NOMINEES:                                                                     (except as noted on the line at      authority to vote for all
(01) Harris J. Ashton       (06) J. Michael Luttig                                        left)                           nominees

(02) Sam Ginn               (07) Frank A. Olson                                           [ ]                               [ ]

(03) Edith E. Holiday        (08) Larry D. Thompson

(04) Charles B. Johnson      (09) John B. Wilson
(05) Rupert H. Johnson, Jr.

________________________________________________

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.

Mark here if you plan to attend the Meeting. [ ]

B.	Authorized Signatures – Sign Here - This section must be completed for your instructions to be executed.

Note: Sign your name exactly as it appears in the registration on the proxy card. If the shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                       Signature                                      Signature (Joint Owners)                   Date (mm/dd/yyyy) Please print date below

_________________________________          ___________________________________          _____________________________________